Fees Summary	Oct. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 27,975,129.22
Previously Paid Amount	0.00
Total Fee Amount	3,863.36
Total Offset Amount	0.00
Net Fee	$ 3,863.36